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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                        Date of Report: October 24, 2002
                       (Date of earliest event reported)

                         HOUSEHOLD FINANCE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

           Delaware                        1-75                36-1239445
(State or other jurisdiction of        (Commission           (IRS Employer
 incorporation or organization)        File Number)        Identification No.)

                                2700 Sanders Road
                        Prospect Heights, Illinois 60070
                                 (847) 564-5000

        (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)

             (Former name or address, if changed since last report.)


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ITEM 5.  OTHER EVENTS

         On May 9, 2001, Household International, Inc., a Delaware corporation ("Household") filed with the Securities and Exchange Commission (the "SEC"), pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-3 (File No. 333-60510), as amended by Pre-Effective Amendment No. 1 to Registration Statement filed by Household with the SEC on June 8, 2001, which was declared effective by the SEC on June 8, 2001. On October 24, 2002, Household filed with the SEC a Registration Statement on Form S-3 (File No. 333-100737), which became effective upon filing with the SEC pursuant to Rule 462(b) under the Act. On May 31, 2001, Household Finance Corporation ("HFC" or "Registrant") filed with the SEC, pursuant to Rule 415 under the Act, a Registration Statement on Form S-3 (File No. 333-61964), which was declared effective by the SEC on June 6, 2001. On October 28, 2002, Household and HFC filed a joint prospectus supplement, dated October 24, 2002 (the "Prospectus Supplement"), relating to the offering of 20,000,000 8.875% Adjustable Conversion-Rate Equity Security Units (the "Units"). Each Unit will consist of (a) a purchase contract under which the purchaser will agree to purchase from Household, for $25, shares of common stock of Household on February 15, 2006 and (2) a 8.875% senior note due February 15, 2008 of HFC (the "Senior Notes"). The Units and the Senior Notes are described in the Prospectus Supplement. On October 29, 2002, Household filed a registration statement on Form 8-A to register the Units under section 12(b) of the Securities Act of 1934, as amended. In connection with its offering of Units, HFC is filing certain exhibits as part of this Form 8-K. See "Item 7. Exhibits."




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

1. Underwriting Agreement dated October 24, 2002, among Household, HFC and Goldman, Sachs & Co. (incorporated herein by reference to Exhibit 1 in Household's Form 8-K dated October 24, 2002)

4.1 Indenture for Senior Debt Securities, dated as of November 1, 1994, between HFC and The Bank of New York, successor in interest to NationsBank of Tennessee, as Trustee, to be used in connection with the issuance of the Senior Notes of HFC which are a component of the Units of Household (incorporated herein by reference to Exhibit 4(e) to HFC's Registration Statement on Form S-3 No. 33-64175).

4.2 Standard Multiple-Series Indenture Provisions for Senior Debt Securities dated as of June 1, 1992 (incorporated herein by reference to Exhibit 4(e) to HFC's Registration Statement on Form S-3 No. 33-48854) to be used in connection with the issuance of the Senior Notes of HFC which are a component of the Units of Household.

4.3 Form of First Supplemental Indenture, dated as of October 30, 2002, between HFC and The Bank of New York, as Trustee, pursuant to which the Senior Notes of HFC will be issued (incorporated herein by reference to Exhibit 4.3 in Household's Form 8-K dated October 24, 2002).

4.4    Form of Senior Note (included in Exhibit 4.3).

4.5 Form of Purchase Contract Agreement, dated as of October 30, 2002, between Household and The Bank of New York, as Purchase Contract Agent (incorporated herein by reference to Exhibit 4.5 in Household's Form 8-K dated October 24, 2002).

4.6 Form of Pledge Agreement, dated as of October 30, 2002, between Household, JPMorgan Chase Bank, as Collateral Agent, Custodial and Securities Intermediary, and The Bank of New York, as Purchase Contract Agent (incorporated herein by reference to Exhibit 4.6 in Household's Form 8-K dated October 24, 2002).

4.7    Form of Normal Unit (included in Exhibit 4.5).

4.8    Form of Stripped Unit (included in Exhibit 4.5).

5      Opinion and consent of Patrick D. Schwartz, General Counsel
       - Treasury & Corporate Law and Assistant Secretary of
       Household International, Inc.
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8      Opinion of Sidley Austin Brown & Wood LLP regarding federal income tax consequences and Consent (incorporated herein by reference to Exhibit 8 in Household's Form 8-K dated October 24, 2002).

23.1   Consent of Patrick D. Schwartz is contained in his opinion (Exhibit 5).

23.2 Consent of Sidley Austin Brown & Wood LLP is contained in their opinion (Exhibit 8).



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HOUSEHOLD FINANCE CORPORATION


Date:  October 29, 2002                     By:  /s/ J.W. Blenke
                                               ---------------------------------
                                               Name:  J.W. Blenke
                                               Title: Vice President &
                                                      Assistant Secretary



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Exhibit Index
-------------


1. Underwriting Agreement dated October 24, 2002, among Household, HFC and Goldman, Sachs & Co. (incorporated herein by reference to Exhibit 1 in Household's Form 8-K dated October 24, 2002)

4.1 Indenture for Senior Debt Securities, dated as of November 1, 1994, between HFC and The Bank of New York, successor in interest to NationsBank of Tennessee, as Trustee, to be used in connection with the issuance of the Senior Notes of HFC which are a component of the Units of Household (incorporated herein by reference to Exhibit 4(e) to HFC's Registration Statement on Form S-3 No. 33-64175).

4.2 Standard Multiple-Series Indenture Provisions for Senior Debt Securities dated as of June 1, 1992 (incorporated herein by reference to Exhibit 4(e) to HFC's Registration Statement on Form S-3 No. 33-48854) to be used in connection with the issuance of the Senior Notes of HFC which are a component of the Units of Household.

4.3 Form of First Supplemental Indenture, dated as of October 30, 2002, between HFC and The Bank of New York, as Trustee, pursuant to which the Senior Notes of HFC will be issued (incorporated herein by reference to Exhibit 4.3 in Household's Form 8-K dated October 24, 2002).

4.4    Form of Senior Note (included in Exhibit 4.5).

4.5 Form of Purchase Contract Agreement, dated as of October 30, 2002, between Household and The Bank of New York, as Purchase Contract Agent (incorporated herein by reference to Exhibit 4.5 in Household's Form 8-K dated October 24, 2002).

4.6 Form of Pledge Agreement, dated as of October 30, 2002, between Household, JPMorgan Chase Bank, as Collateral Agent, Custodial and Securities Intermediary, and The Bank of New York, as Purchase Contract Agent (incorporated herein by reference to Exhibit 4.6 in Household's Form 8-K dated October 24, 2002).

4.7    Form of Normal Unit (included in Exhibit 4.5).

4.8    Form of Stripped Unit (included in Exhibit 4.5).

5      Opinion and consent of Patrick D. Schwartz, General Counsel
       - Treasury & Corporate Law and Assistant Secretary of
       Household International, Inc.


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8      Opinion of Sidley Austin Brown & Wood LLP regarding federal income tax consequences and Consent (incorporated herein by reference to Exhibit 8 in Household's Form 8-K dated October 24, 2002).

23.1   Consent of Patrick D. Schwartz is contained in his opinion (Exhibit 5).

23.1 Consent of Sidley Austin Brown & Wood LLP is contained in their opinion (Exhibit 8).